UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 9, 2004

NEIGHBORCARE, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-33217	06-1132947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Pratt Street, Third Floor Baltimore, MD		21202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (410) 528-7300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On November 9, 2004, NeighborCare, Inc. entered into a definitive agreement to acquire Belville Pharmacy Services, Inc. of San Diego, California. Belville is a long term care pharmacy serving skilled and residential facilities and hospices in Southern California.   The acquisition of Belville Pharmacy Services, Inc. is expected to close within thirty days.

Item 9.01               Financial Statements and Exhibits

The exhibit to this report is as follows:

Exhibit No.            Description

99.1                                                                        Press release issued by NeighborCare, Inc. on November 9, 2004 — NeighborCare Signs

Definitive Agreement  to Acquire Belville Pharmacy Services

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIGHBORCARE, INC.

Date: November 10, 2004	By:	/s/ John F. Gaither, Jr.
John F. Gaither, Jr.
Senior Vice President, General Counsel, and Secretary